VISIONWAVE

VisionWave Holdings, Inc.

Intelligence for Autonomous Systems

Overview



Forward-Looking Statements

VISIONWAVE

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of the federal securities laws, including statements regarding VisionWave Holdings, Inc.'s (the "Company" or "VisionWave") business strategy, market opportunities, technology development (including qSpeed™, VisionWave Stratum™, VisionRF™, and other core platforms), dual-market positioning in defense/homeland security and commercial sectors, operating model, acquisition plans, subsidiary performance (e.g., Solar Drone, SaverOne), technology transfer benefits, recent developments (e.g., RF-based partnerships, qSpeed advancements), leadership capabilities, investment thesis, and future growth, innovation, revenue potential, and shareholder value creation. These statements are based on current expectations, assumptions, estimates, projections, and beliefs of the Company's management as of the date of this presentation, and are subject to significant risks, uncertainties, and other factors that could cause actual results, performance, achievements, timelines, or outcomes to differ materially from those expressed or implied herein.

Forward-looking statements can be identified by words such as "believes," "expects," "could," "may," "will," "should," "seeks," "likely," "intends," "plans," "projects," "estimates," "anticipates," "potential," "aims," "designed to," "intended to," "targeting," "positioned at," "accelerating," "compounding," "de-risked," "explosive," or similar expressions, or discussions of strategy, plans, intentions, or future events. These statements speak only as of the date of this presentation (May 2026), and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in assumptions, or otherwise, except as required by applicable law.

Important factors that could cause actual results to differ materially include, but are not limited to:

Technology and Product Development Risks: The Company's technologies (e.g., qSpeed computational acceleration, RF sensing, AI engines) are in early/pre-commercial stages, including proof-of-concept phases; risks of technical challenges, delays in development, integration failures, scalability issues, performance shortfalls (e.g., latency reductions, threat detection accuracy), or inability to achieve intended benefits in defense or commercial applications; dependence on successful POC demonstrations, third-party evaluations, and regulatory certifications.

Market and Adoption Risks: Uncertainty in realizing estimated addressable markets ($2+ trillion defense, $5+ trillion civilian) due to competition, evolving customer needs, regulatory changes, or failure to penetrate markets; reliance on government contracts/funding in defense (subject to budget cuts, procurement delays, geopolitical events) and commercial scalability in nascent sectors like autonomous vehicles, drones, and smart infrastructure.

Acquisition, Integration, and Partnership Risks: Challenges in executing disciplined acquisitions (e.g., Solar Drone, SaverOne strategic exchange with potential 51% control subject to milestones, equity issuances, and regulatory approvals); integration difficulties, cultural mismatches, IP conflicts, milestone non-achievement, dilution from equity deals, or underperformance of subsidiaries/operating companies.

Operational and Financial Risks: Limited operating history post-July 2025 business combination; potential material weaknesses in internal controls, liquidity constraints (initial $50M funding may not suffice for growth), cash burn from R&D/acquisitions; dependence on key personnel (e.g., leadership transitions); concentration in defense sector exposing to industry-specific downturns.

Intellectual Property and Regulatory Risks: Ability to protect, enforce, and monetize centralized IP; export controls, ITAR/FAR compliance in defense tech; data privacy/security issues in AI/RF applications; litigation risks related to IP infringement, contracts, or shareholder claims.

Economic, Geopolitical, and External Risks: General economic conditions, inflation/interest rates, supply chain disruptions, international conflicts affecting defense spending or tech supply; cybersecurity threats; pandemics or other events impacting operations.

Other Risks: As detailed in the Company's SEC filings (e.g., Form 10-K, 10-Q, 8-K), including risk factors related to SPAC business combinations, Nasdaq listing compliance, and emerging growth company status.

These risks, among others, are described in more detail in the Company's filings with the U.S. Securities and Exchange Commission (SEC), available at www.sec.gov. Investors, analysts, and other readers are strongly cautioned not to place undue reliance on these forward-looking statements, as they are not guarantees of future performance or outcomes. The Company disclaims any intent or obligation to publicly update or revise any forward-looking statements except as required by law.

This cautionary statement should be read in conjunction with the full presentation and the Company's periodic reports. This presentation is for informational purposes only and does not constitute an offer to sell or solicitation of an offer to buy securities.

VisionWave Mission

VisionWave's goal is to develop and deploy advanced proprietary technologies for autonomous systems.



VisionWave at a Glance

VISIONWAVE

- VisionWave is a dual-market autonomous systems platform and sensing technology holding company spanning defense and commercial infrastructures.
- Created through a business combination in July 2025, Nasdaq Global Market (NASDAQ: VWAV).
- We are seeking to develop proprietary AI, computational, and RF-based technologies for integration into UxVs (Unmanned Ground, Air and Sea Vehicles).
  - VisionWave's hybrid solutions strategy allows the company to build complete systems including its own vehicles (for example, VisionWave's Varan UGV), or use third-party vehicles to supply payload and control systems).
- VisionWave plans to grow through both organically and through M&A. Through May 1, 2026, we have made 6 acquisitions or strategic investments.
- VisionWave currently has offices in the U.S., the UK, France and Israel.

Dual-Market Strategy & Operating Model

Strategy

- **Defense & Homeland Security**: mission-critical autonomy and sensing in high-stakes environments
- **Commercial & Infrastructure**: scalable applications in energy, inspection, and industrial operations
- M&A goal is to expand platform reach without duplicating core development

Operating model

- VisionWave Holdings retains IP ownership and R&D leadership
- Operating companies execute in defined markets
- Shared core technologies enable cross-market leverage and capital efficiency
- Designed for disciplined integration of defense and commercial acquisitions

Built in Layers. Delivered as a Complete Solution.

INTEGRATION ARCHITECTURE

PLATFORMS

Autonomous Vehicles & Robotics

- VARAN UGV
- UAV Systems CM Composites
- USV / Submersible
- Counter-UAS

VISIONWAVE ECOSYSTEM

PAYLOADS

Sensing & Mission Systems

- VisionRF
- Foresight Vision
- Solar Drone
- Saver One

SOFTWARE

AI & Intelligence Layer

- Stratum AI
- qSpeed CV
- xClibre Video AI
- Argus C2

VISIONWAVE

Market Opportunities

Estimated addressable markets in defense & homeland security exceed $2 trillion globally over the long term[1]	Civilian Applications: $5+ Trillion across potential addressable opportunities across multiple sectors
• Autonomous weapons & UAV systems • Counter-drone technology • Border security & surveillance • Critical infrastructure protection • Electronic warfare systems • Fire control & targeting	• Autonomous vehicles ($300B+)[2] • Energy and Exploration • Commercial drones & delivery • Smart city infrastructure ($820B+)[3] • Medical imaging ($47B+)[4] • Industrial automation ($395B+)[5] • Agricultural technology

- Defense modernization accelerating adoption of autonomous systems
- Commercial infrastructure increasingly automated and data-driven
- VisionWave positioned at intersection of both demand curves

These estimates are illustrative and not guarantees of VisionWave's achievable market share

1 Source: Global Defense Spending to Top $2.6 Trillion in 2026
2 Source: McKinsey & Company Commercial Drone Market Size, Share & Growth Report – 2032
3 Source: Grand View Research Smart Cities Market Size And Share | Industry Report, 2030
4 Source: Fortune Business Insights Medical Imaging Market Size, Share | Growth Analysis [2034]
5 Source: MarketsandMarkets Precision Farming Market 2025- 2032 [293 Pages & 242 Tables]

VisionWave – Core Technology Pillars

VisionWave's unified technology stack is designed to serve both defense and civilian markets through a shared technology stack.

VisionWave Stratum™ AI Engine: Adaptive intelligence targeting learning from combat and civilian scenarios simultaneously **VisionRF™** RF Sensing: Signal processing for threat detection, infrastructure inspection, and geophysical exploration **VisionWave qSpeed™** Computer Vision: Image processing refined by security and commercial applications – pre-commercial	**Autonomous Systems**: Intended for navigation for military platforms and civilian robotics **Mesh Networking**: In proof-of-concept phase to make communications resilient for battlefields, scalable for cities **3D Semiconductors**: In development for hardware optimized for military ruggedness and civilian economics

VisionWave IP

VisionWave has a robust patent portfolio through internal development, acquisition and JVs

- 20 granted patents
- 5 pending

Total 25 (see here on our web site for complete list)



VISIONWAVE

1. VisionWave Technologies, Inc. – Defense

- Wholly owned VisionWave subsidiary
- Developing
  - VisionRF™ : sensing technologies for military and commercial unmanned vehicles based on proprietary RF and optical platforms
  - VisionWave Stratum™: AI-based operational management software layer for multiple types of UxV:
- UAV/counter-UAS – Drones, EVTOLs
- UGVs – ground vehicles including VisionWave's own VARAN UGV
- USVs – surface and submersible maritime vehicles



1. VisionWave Technologies, Inc. – Defense

VARAN UGV

- VisionWave VARAN is a new UGV designed and manufactured by VisionWave, and is based on better field flexibility for both military and commercial use, designed to provide a better ROI for users than currently available solutions.
- VARAN will be shown in concert with the Eurosatory event in Paris, France June 15-19, 2026.



VISIONWAVE

2. Solar Drone – Commercial

- Wholly owned VisionWave subsidiary
- Drone-mounted payload systems for large-scale solar and infrastructure cleaning
- Addresses recurring commercial and energy-market demand
- www.solardrones.net



3. CMFBM (Composite Materials Ltd) – Commercial and Defense

- The largest privately-owned composite material manufacturer in Israel, CMFBM provides end-to-end solutions both the civil and defense/security sectors in the aerospace industry
- Manufactures for a wide range of UAVs, Drones, Radomes; products range from small aircraft that can be carried in a backpack, through medium size drones, with the largest UAV having a wingspan of approximately 18 meters
- Wide range of parts for the civil aviation (including executive jets) in-flight and ground products.
- For example, CMFBM was selected as the sole supplier of the AC passenger door parts for the Boeing 787*.
- Majority-owned subsidiary (51%)
- COMPOSITE MATERIALS



* Contract no longer active

4. SaverOne – Equity Stake and Commercial Relationship

- Partially owned through VisionWave equity stake with potential to grow to 51%
- SaverOne is a tech company which develops advanced road safety solutions. Their proprietary technology reduces driving accidents, making roads safer for everyone.
- SaverOne's advanced solutions are powered by a patented AI technology that detects, locates and analyzes cell phone RF signals. The combination of proprietary hardware, software and algorithms serves as a blueprint for innovative product lines.
- https://saver.one/



Strategy

VISIONWAVE

Execution & Growth

- Advance proprietary core AI, sensing, and computational platforms
- Scale operating subsidiaries with clear market focus
- Pursue customer relationships for both integrated solutions, and OEM use of VisionWave technologies

Acquisition Strategy

- Target autonomy, sensing, robotics, and computational technologies
- Pursue disciplined acquisitions, integrate through shared architecture
- Defense-proven or dual-use platforms with commercial expansion potential
- Integration through shared IP and operating infrastructure



Dual-Use Technology Transfer

VISIONWAVE

MILITARY → CIVILIAN	CIVILIAN → MILITARY
Military Drones & Counter-UAS, UGV UAVs with Argus architecture, autonomous navigation in GPS-denied zones; military UGV deployments for de-mining, gun platforms, troop and cargo movements; delivery drones and UGVs, agricultural monitoring systems, search-and-rescue, infrastructure inspection	**Commercial Drone Technology** Civilian drone collision avoidance, swarm coordination, IoT connectivity, enhanced UAV coordination, resilient communications, tactical swarm operations with qSpeed acceleration
Vision-RF Defense Systems WaveStrike RF-enabled fire control, see-through-wall threat detection, non-line-of-sight targeting, Building inspection, infrastructure integrity assessment, medical imaging systems, disaster survivor location	**5G & RF Communications** Civilian 5G infrastructure, IoT sensor networks, smart city RF systems, Enhanced battlefield spectrum awareness, counter-electronic warfare, resilient tactical communications in contested environments
AI-Powered Threat Detection Combat zone image enhancement, real-time threat classification with qSpeed acceleration, Medical imaging for early disease detection, autonomous vehicle perception, security camera enhancement	**Edge AI Optimization** Smartphone AI, IoT device efficiency, battery-optimized processing, Tactical edge computing, real-time battlefield analytics, autonomous decision support in bandwidth-constrained environments

VISIONWAVE

Recent Strategic Developments

- **First Commercial Homeland Security Order:** Received signed purchase order from a Latin American public safety organization for drone-based operational systems and integrated payload technologies (April 2, 2026)

- **xClibre™ IP Acquisition:** Completed acquisition of 100% of the xClibre™ AI video intelligence IP portfolio; independently valued at ~$60 million* by BDO Consulting Group (April 10, 2026).

- **Strategic Investment — Foresight Autonomous (FRSX):** Signed non-binding term sheet to acquire up to 51% of Foresight Autonomous Holdings Ltd. (Nasdaq: FRSX) for $17.5 million in VWAV equity; definitive agreement targeted within 30 days** (April 21, 2026)



* The valuation is not an appraisal of fair market value for accounting purposes and is not a guarantee of future economic benefit; the Company will assess accounting treatment in accordance with GAAP upon finalization of purchase accounting

** The Foresight definitive agreement remains subject to negotiation and is targeted for execution within 30 days of the term sheet (no assurance can be given that a definitive agreement will be reached or that the transaction will close), with Stage 1 closing to follow within 45 days thereafter , subject to customary closing conditions, regulatory approvals, and other contingencies

VISIONWAVE

Evolution into a Four-Layer Sensing Architecture

- Since its March 30 update, VisionWave has substantially expanded its platform architecture.
- With the acquisition of xClibre™ and the proposed investment in Foresight Autonomous Holdings (FRSX), the Company has moved from a primarily RF-based platform toward an integrated multi-modal intelligence stack combining RF detection, stereo/thermal computer vision, and AI video analytics — unified through autonomous C2 and decision pipelines

01	02	03	04
RF Sensing Layer	**Computer Vision**	**AI Video Intelligence**	**Autonomous Platforms**
VisionWave RF — wide-area, all-weather detection; foundational sensing layer (VisionRF™)	Foresight (FRSX) — stereo vision, thermal imaging, 3D obstacle detection (pending closing)	xClibre™ — behavioral analytics, real-time alerting, forensic search; edge-first architecture	Argus counter-UAS, interceptor drones, UGVs, fixed-site deployments via C2 pipelines, commercial infrastructure use cases

Capabilities shown represent intended applications of VisionWave's technology platforms; several are in early or pre-commercial development stages

Leadership & Governance

- Experienced leadership team across defense technology, AI, and public markets
- Board and advisors with deep operational, M&A, governmental and regulatory expertise
- Strong governance aligned with public-company standards



Leadership



Doug Davis – CEO & Executive Chairman

Multiple CEO, Sales & Business Development Executive roles in public and private companies; expert in international business development, M&A, IT, AI, and supply chain. 35+ years in tech and finance. AB Stanford, MBA UCLA.



Dr. Danny Rittman – CTO

Experienced inventor with extensive expertise in AI, chip design, and software engineering. Holds a PhD in Computer Science. Specialized in developing cutting-edge quantum processors and algorithms. Former CTO at multiple tech companies.



Erik Klinger – CFO

Growth-focused executive with extensive experience in M&A, capital markets, and public company operations. Former CEO of CIMfinity and CFO of Gopher Protocol, with a strong track record in scaling tech ventures. Holds degree from Dartmouth and an MBA from UCLA.



Eric T. Shuss – COO, Board Member

High-tech executive with leadership roles across AI, robotics, ERP, telecom, and manufacturing. Founder and former CEO, COO, VP, and President of multiple tech ventures. Expert in enterprise systems, cloud computing, blockchain, and automation. Electrical Engineering and Computer Science California State University, Long Beach.

Advisory Board Members



Ambassador (Ret.) Ned L. Siegel – Advisory Board Member and Consultant

Decades of leadership in real estate, public service, and advisory roles. Former U.S. Ambassador to the Bahamas. Phi Beta Kappa; J.D. from Dickinson; honorary doctorate from the University of S. Carolina.



Ben Everitt – Advisory Board Member

Former UK Member of Parliament and Royal College of Defence Studies graduate. Board adviser on defence, security, and government engagement, with extensive networks across Whitehall and the Armed Forces and a strong record supporting major public sector bids.



V. Admiral (Ret.) Eliezer (Eli) Marum – Advisory Board Member

Years of leadership in various areas. Former Commander in Chief of the Israeli Navy; Defense attaché in Southeast Asia; Chairman of the Israeli airport authority. Long experience in hi-tech as chairman and advisor, expert in warfare systems, strategic advisor to business managements.

Board of Directors



Chuck Hansen – Board; Lead Independent Director

Chairman & CEO of Electro Scan Inc., a cleantech company. Holder of 19 patents and certified by major global firms, including Saudi Aramco. Advisor to Moneta Ventures. BS UC Berkeley, MBA UCLA. FAA-certified pilot and licensed drone operator.



Daniel (Zalman) Ollech – Board

Extensive experience in global commodities, supply chain operations, and technology-enabled infrastructure. He brings deep expertise in complex cross-border logistics, risk management, and the integration of secure digital systems to support resilient, mission-critical organizations.



Atara Dzikowski – Board; Chair, M&A Committee

Senior business development executive, founder, and entrepreneur with extensive experience in AI, e-commerce, drones, and green-energy technologies. Former CEO of a publicly traded company, with deep expertise in global market expansion, strategic partnerships, and commercialization of technology-driven platforms.



Mansour Khatib – Board

Former CEO of GBT Technologies Inc., Mansour Khatib is educated in electronics engineering and economics. He provides oversight on governance, compliance, and strategic matters, ensuring adherence to all applicable laws and company policies.

Board of Directors



Haggai Ravid – Board; Audit Committee Chair

Data-driven, detail-oriented strategist and trusted CEO. Former CEO of Cukierman & Company Investment House, CFO of Seamless Group Inc (Nasdaq CURR).



Judit Nagypal – Board

Senior executive and board director with extensive experience in technology partnerships, human capital leadership, and international operations across Europe. Previous senior leadership roles at Microsoft and multinational organizations including The Coca Cola Company, Danone and Kraft.



Hila Ackerman – Board

Self-employed attorney – commercial law practice, providing ongoing legal counsel to companies on a broad range of commercial matters.



Shayna Quinn– Board

Senior M&A and operations executive with extensive experience in strategic partnerships, corporate development, and market expansion across mobility and advanced technology sectors. She previously held leadership roles at Kaptyn and Juno.

VISIONWAVE

The VisionWave Advantage

Technology: Under development and evaluation for defense applications; proven and field-tested in commercial applications.

Dual Revenue Streams: The Company is pursuing revenue from both defense and commercial channels, including its first homeland security order received in April 2026.

Accelerated Innovation: Military rigor pushes boundaries, civilian iteration refines deployment and provides bigger target markets.

Strategic Partnerships: Seeking to further integrate technologies across the defense ecosystem.

Shared R&D Investment: Single platform serves multiple markets, reducing per-unit costs.

National Security Value: Maintain defense industrial base through commercial viability.

Investment Thesis

VisionWave offers investors unique exposure to the convergence of defense modernization and civilian automation:

• $7+ trillion combined market access with shared technology platform • VisionWave seeks to reduce market concentration risk through a dual defense and commercial strategy • Pursuing opportunities in time-critical defense applications	• Strategic positioning in autonomous systems, AI, and RF sensing • Goal to compound R&D returns across both domains • Dual-market strategy is intended to reduce exposure to single-sector cyclicality

Vision & Outlook

VISIONWAVE

- Build diversified autonomous systems platforms
- Extend defense-proven technologies into large commercial markets
- Create long-term shareholder value through IP, scale, and disciplined growth



VISIONWAVE

Leading the future of defense and civilian technology

with cutting-edge innovation and unwavering precision

www.vwav.inc

For investment or strategic inquiries, contact us:

Investor Relations: ir@vwav.inc

VisionWave Holdings, Inc. (Nasdaq: VWAV)

Operational Headquarters:
1063 N Spaulding Ave
West Hollywood, CA 90046, USA

Corporate Address:
300 Delaware Ave. Suite 210 #301
Wilmington, DE 19801, USA

